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                                       EXHIBIT E



















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                               SIERRA PACIFIC POWER COMPANY
                            RATIO OF EARNINGS TO FIXED CHARGES
                                   (Dollars in Thousands)


                                                                                                           Twelve
                                                                                                           Months
                                                                                                           Ended
                                                                                                          Nov. 30,
                                           1991         1992         1993         1994         1995         1996
                                         --------     --------     --------     --------     --------     ---------


EARNINGS

Income After Interest Charges            $ 50,224     $ 49,843     $ 57,457     $ 60,863     $ 65,983     $ 83,019

Deferral Mechanism Adjustments  (1,2)    $      0     $  1,050    ($    409)    $      2    ($    552)   ($    471)
                                         --------     --------     --------     --------     --------     --------


Adjusted Income                          $ 50,224     $ 50,893     $ 57,048     $ 60,865     $ 65,431     $ 82,548

Income Taxes, Operating                    24,810       26,029       27,499       29,113       37,370       44,228

Income Taxes, Non-Operating                  (390)        (787)         301          751         (231)        (253)

Fixed Charges                   (1,2)      46,095       41,975       43,823       43,493       40,326       43,143
                                         --------     --------     --------     --------     --------     --------

     Earnings Available
     for Fixed Charges                   $120,739     $118,110     $128,671     $134,222     $142,896     $169,666
                                         --------     --------     --------     --------     --------     --------


FIXED CHARGES

Interest on Long-Term Debt               $ 39,331     $ 37,184     $ 39,091     $ 35,193     $ 35,326     $ 38,055

Deferral Mechanism Adjustments  (1)      $      0    ($    980)    $    459     $     52     $    554     $    414
                                         --------     --------     --------     --------     --------     --------

Adjusted Interest                        $ 39,331     $ 36,204     $ 39,550     $ 35,245     $ 35,880     $ 38,469


Amortization of Debt Discount
   and Expense, Less Premium                  549          680        1,001        1,247        1,225        1,285

Other Interest Expense                      3,482        2,528          822        4,588          556        1,250

Deferral Mechanism Adjustments  (2)             0          (70)         (50)         (54)          (2)         (57)
                                         --------     --------     --------     --------     --------     --------

Adjusted Interest                           3,482        2,458          772        4,534          554        1,307


Interest Component
   of all Rental Charges                    2,733        2,633        2,500        2,467        2,667        2,082
                                         --------     --------     --------     --------     --------     --------

     Total Fixed Charges                 $ 46,095     $ 41,975     $ 43,823     $ 43,493     $ 40,326     $ 43,143
                                         --------     --------     --------     --------     --------     --------
                                         --------     --------     --------     --------     --------     --------

RATIO OF EARNINGS
   TO FIXED CHARGES                          2.62         2.81        2.94          3.09         3.54         3.93
                                             ----         ----        ----          ----         ----         ----
                                             ----         ----        ----          ----         ----         ----


(1) Adjusted for the deferral portion of the variable rate interest deferral mechanism (Bal. 427-080).

(2) Adjusted for the carrying charges on the variable rate interest deferral mechanism (Bal. 431-080).